Exhibit 99.1

SVB Financial Group Investor and Analyst Day February 15, 2007 Nasdaq: SIVB

SVB Financial Group Management Access Day Jack Jenkins-Stark Chief Financial Officer February 15, 2007 Nasdaq: SIVB

This presentation contains projections or other forward-looking statements regarding the future events or the future financial performance of the company. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We also refer you to the documents the company files from time to time with the Securities and Exchange Commission, specifically the company’s last filed Form 10-Q, filed on November 9, 2006. These documents identify important risk factors that could cause the company’s actual results to differ materially from those contained in our projections or other forward-looking statements. Safe Harbor Disclosure

Agenda Welcome Corporate Overview Strategy and Outlook Commercial Banking Credit Private Equity Financial Highlights

 Loans: $2.9B Deposits: $3.9B NPLs as a % of gross loans: .32% Employees: 703 Interest Income: $388M Noninterest income: $141M SVB Financial Group Platform Acquired in 2001 Revenues: $11.6M Approximately 40% of new engagements from SVB referrals Investment Banking Diversified financial services for the technology, life science, private equity and premium wine industries Global Networks LPO office in London Consulting and advising offices in China and India 23 employees Assisted 450 clients since inception SVB Financial Group Valuation Services Formed 2006 Private Company Valuations Cap table management 6 employees 49 engage-ments in first 6 months $1.0B family of funds Investments in 349 funds 3 new funds in 2006 Private Equity Banking SVB Silicon Valley Bank SVB Private Client Services SVB Global SVB Alliant SVB Capital SVB Analytics

SVB Financial Group Investor and Analyst Day Ken Wilcox President and Chief Executive Officer February 15, 2007 Nasdaq: SIVB

2001 to 2006 – 3 Themes Focus Extending our reach Expanding our product set

Our Vision To become the premier provider of innovative financial services to entrepreneurial companies of all sizes worldwide. Diversified Products & Services Thought Leadership High Touch Inception to Infinity Global Network Focus Inception to Infinity Inception to Infinity Inception to Infinity

We’re Good at Helping Money Find Opportunity

This Strategy Has Been Good For Shareholders Millions Net Income (Excludes impact of goodwill impairment) $54.5 $51.7 $63.9 $92.5 $99.8 $0 $50 $100 2002 2003 2004 2005 2006

This Strategy Has Been Good For Shareholders Return on Equity (Excludes impact of goodwill impairment) 8.50% 10.24% 12.90% 17.09% 16.79% 0% 10% 20% 2002 2003 2004 2005 2006

This Strategy Has Been Good For Shareholders Share Price $18.43 $36.84 $44.82 $46.84 $46.62 $0 $25 $50 2002 2003 2004 2005 2006 SIVB Closing Share Price

This Strategy Has Been Good For Shareholders Millions Non-Performing Loans $0 $5 $10 $15 $20 $25 $30 12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/31/2005 12/31/2006 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Nonperforming Loans Nonperforming Loans as % of Gross Loans

Shifting Winds Slowing venture capital; increasing private equity Deposit growth slowing; loans increasing Our market is going global; long-term nature of globalization initiatives Expenses have grown quickly Interest rate increases likely finished

Buyout Fundraising Has Outpaced Venture Capital Fundraising Source: NVCA and Thomson Financial $0 $20 $40 $60 $80 $100 $120 2002 2003 2004 2005 2006 Venture capital Buyout & Mezzanine

Loan Growth Has Outpaced Deposit Growth Billions $1.7 $2.9 $1.8 $1.8 $2.0 $2.4 $3.1 $3.6 $3.3 $3.9 $4.2 $3.9 $0 $1 $2 $3 $4 $5 2001 2002 2003 2004 2005 2006 Average Loans Average Deposits

Investments in Foreign Markets are Growing Source: Thomson Venture Economics Billions $0 $20 $40 $60 $80 $100 $120 $140 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 U.S. Venture Capital Investments Non-U.S. Venture Capital Investments

Year over year increase 10.4% 18.8% 8.3% 16.9% Expenses* Have Grown Faster Than We Like Millions $183.0 $304.0 $260.0 $202.0 $240.0 $0 $100 $200 $300 2002 2003 2004 2005 2006 Expenses * Excludes impact of goodwill impairment

Interest Rates Have Likely Peaked for Now 0% 3% 6% 9% 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 Fed Funds (End of Period at 12/31)

Our Perspective $50 $75 $100 $125 $150 $175 $200 2003 2006 2011E 2014E (Millions) For illustrative purposes only Five-Year Horizon A Gap Causes 1) Interest Rates 2) Slow deposit growth 3) High cost of compliance 4) Long-term nature of globalization initiatives 5) Slow growth in domestic VC

Strategic Themes Private Equity/Corporate Finance Globalization Efficiency

Portfolio of Opportunities* Expected Return *For illustrative purposes only 2007 2008 2009 2010 2011 2012 Corp Tech / Private Equity Efficiency Globalization

Tactical Themes Capital plan Deposit initiative

What We’re Focused On 10 – 20% growth in EPS over the long term 20% ROE in the long term Growing deposits on the balance sheet Cutting our expense growth in half (10% —> 5%) Optimizing our capital base

SVB Financial Group Investor and Analyst Day Greg Becker Chief Operating Officer, Commercial Banking February 15, 2007 Nasdaq: SIVB Principal Banking Subsidiary: Silicon Valley Bank Member Federal Reserve System. Member FDIC

Agenda About SVB Silicon Valley Bank Client Segmentation Strengths Market Landscape Why We’re Optimistic

SVB Silicon Valley Bank – Commercial Banking Primary operating unit of SVB Financial group (80+ of revenues) Technology, life science, premium wine and private equity markets Cash management, asset management, international and debt products Emerging and mature companies

Retaining Clients Throughout Their Life Cycles

Seed Stage

- Clients ~4,500
- Potential = Modest
- Revenue Contribution ~ 11%

Mid Stage

- Clients ~2,700
- Potential = Modest/High
- Revenue Contribution ~ 54%

Late Stage

- Clients ~ 500
- Growth Potential = High
- Revenue Contribution ~ 35%


Emerging Technology
Software & Services
Hardware
Life Sciences
Cleantech
Corporate Finance

Seed Stage:
Consulting services
Basic banking services
Venture Exchange

Mid Stage:
More complex banking services
Customized debt solutions
- Gold Hill
- Partners for Growth

Asset management
Cash management
Global financial services

Late Stage:
Complex banking services
Customized debt and syndication capabilities
Asset management
Global cash management
Global financial services

SVB>Financial Group 28

Market Environment Venture capital funding moving downstream to mid- and later-stage companies Private equity and buyout fundraising and investment outpacing venture capital Overseas and cross-border venture investments are growing

SVB Silicon Valley Bank Strengths Relationships Repeat CFOs & CEOs Multi-faceted VC relationships Access, network SVB Brand The bank for start-ups Nearly half of venture-backed companies in the U.S. are SVB clients Expertise Four target industries More than two decades of experience with tech and life science Ability to differentiate between real and perceived risk Diversified products and services One-stop shopping Across the entire company life cycle: from inception to infinity Global Trusted advisor approach to cash/asset management

Growth Through Up-Market Expansion Debt: low, Increasing Bank Services: high, stable ~ 2,432 companies in U.S. ~ low market share Late Stage Technology & Life Science; Debt: low, increasing Bank Services: medium, stable ~ 34,739 companies in U.S. ~ low market share Non-Venture-Backed Technology & Life Science Debt: medium, stable Bank Services: low, increasing ~ 5,387 companies in U.S. ~ mid market share Venture-Backed Technology & Life Science Competition Market Size/Share

Larger Clients* Will Help SVB Grow Millions Average Loan Size Average Client Funds Up-market Expansion Private Equity Private Equity Firms * Borrowing clients only. $6.8 $15.5 $1.6 $1.7 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Corporate Finance Client Other Client

Our 2006 Accomplishments Established cross-selling model that works Fee income grew 19% Assets under management grew to $19 billion F/X fees grew from $17.9 million to $21 million Introduced new products Cash Flow Buyout financing Internet Banking enhancements and Remote Deposit Capture Conducted a Business Model Review that helped position us for growth Opened a Parallel Operations Center (Salt Lake City) Maintained strong loan growth (20%+)

Loan Growth* Remains Strong Billions *Loan balances reflect only the Commercial Bank $1.51 $1.51 $1.63 $2.03 $2.40 $0 $1 $2 $3 2002 2003 2004 2005 2006 Average Loans

Why is our loan yield so high? Fee Yield Interest Yield Other Core CFD SFD Loan Products & Mix

Non-interest Income* Continues To Grow Millions 8% 15% 10% 19% *Non-interest income reflects only the Commercial Bank $60.4 $65.1 $75.1 $82.4 $98.0 $0 $20 $40 $60 $80 $100 $120 2002 2003 2004 2005 2006

Growing On-Balance Sheet Deposits Billions Period-End Deposits at December 31 Add new clients through cross-selling, penetration of non-venture-backed segment Add new on-balance sheet products for emerging tech & early stage Going upstream to larger depositors: Private Equity Firms, later-stage non-borrowers $3.4 $3.7 $4.2 $4.3 $4.1 $11.9 $13.0 $15.4 $19.3 $23.1 $8.5 $9.3 $11.2 $15.0 $19.0 $0 $5 $10 $15 $20 $25 2002 2003 2004 2005 2006 On-Balance Sheet Deposits Client Directed Investment Assets, Sweep MM Funds and Client Investment AUM Period-End Total Client Funds

Why We’re Optimistic Significant market opportunity Stable to slightly improving VC numbers Untapped later stage opportunity – Corporate Finance/Private Equity New markets – Cleantech & Canada We believe we can reverse the deposit trend Early Stage product solutions Our product set is growing Global From inception to infinity We’re never satisfied Business Model Review Project Advisory Boards

SVB Financial Group Investor and Analyst Day Dave Jones Chief Credit Officer February 15, 2007 Nasdaq: SIVB Principal Banking Subsidiary: Silicon Valley Bank Member Federal Reserve System. Member FDIC

Venture Capital-backed Companies Non-Venture Capital-backed Companies Hardware Software Life Sciences All Other Industries All Other Banks Our Focus Allows Us To Manage Risk Better

Our Portfolio Reflects Our Discipline Life Science 10% Software 28% Hardware 23% Private Equity 13% Wine 11% PCS 10% NC 5%

The Majority of Our Portfolio is High-Yield, Low Risk Other Business Risk 49% Early-Stage Risk 24% Factoring 11% AR-Based 16%

Millions Ratio of Unfunded to Funded Loans Improves Overall Loan Yields $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 Funded Loans Contingent Loans

Millions Reserve Driven by Loan Growth $0 $10 $20 $30 $40 $50 $60 $70 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 Funded Reserve Contingent Reserve

Loan Loss Provision Rising Principally Due to Loan Growth Millions -$10.3 $0.2 $9.9 $1.5 -$2.5 $0.9 -$15 -$10 -$5 $0 $5 $10 $15 2004 2005 2006 Funded Loan Loss Provision Unfunded Loan Loss Provision

Our Focus Has Paid Off Millions Non-performing Loans $14.9 $13.9 $15.8 $13.5 $13.8 $9.9 $13.3 $15.0 $16.7 $0 $10 $20 $30 $40 $50 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06

Net Charge-offs Remain Insignificant Millions $0 $10 $20 $30 $40 $50 2004 2005 2006

SVB Financial Group Investor and Analyst Day Q&A February 15, 2007 Nasdaq: SIVB

SVB Financial Group Investor and Analyst Day Break Webcast resumes at 1:45 p.m. Eastern Time February 15, 2007 Nasdaq: SIVB

SVB Financial Group Investor and Analyst Day Mark MacLennan President, SVB Capital February 15, 2007 Nasdaq: SIVB

A comprehensive network of relationships is facilitated by: 27 U.S. offices covering all technology centers 3 international subsidiaries (China, India, U.K.) 100+ senior bankers and relationship managers 30,000+ SVB clients over the last 20 years 11,000+ clients currently 50%+ of U.S. VC-backed technology companies 500+ venture firm clients 75+ private equity firm clients LP interests in 300+ venture capital funds SVB Capital builds on SVB’s Unique Market Position SVB is deeply ingrained in the venture ecosystem of entrepreneurs, VCs, and investment banking

SVB Capital is the Private Equity Arm of SVB – Investing in Private Equity since 1995 SVB Capital Managed Direct Funds & Fund of Funds SVB Financial Group Strategic Investments Sponsored Debt Funds

SVB Capital Funds Offer Diversification to Limited Partners Top-tier focused co-investment funds providing access to top deals of established venture firms, both domestically and internationally Top-Tier Venture Capital Funds of Funds (Managed Fund of Funds) Top-tier focused funds of funds providing access to established venture and niche/regional venture franchises Top-Tier Venture Capital Co-investment Funds (Managed Direct Funds) Specialty and venture debt funds focused on providing customized debt solutions, fixed asset and working capital financing to growing companies Sponsored Debt Funds

SVB Financial Group Funds Business Model $90m $6m $96m LPs Funds Companies SVB Financial Group $77m 302 Funds $18m LPs $483m $45m $529m Top-Tier Funds of Funds 15 Companies Top Tier Co-Investment Funds Venture Debt $60m 3 Funds 3 Funds $60m 3 Funds $266m

SVB Capital’s Business Model Has Delivered Significant Growth Family of funds grew 50% from December 2005 to December 2006 Committed capital for the funds quintupled from $200m in 2003 to $1b by end of 2006 Limited Partner base has migrated from high net-worth individuals to institutional investors, primarily Endowments and Foundations SVB Capital is cash-flow positive Significant upside potential through asset appreciation and carried interest

Our Differentiation is Based on Access & Expertise Fund of Funds Direct Investments Expertise Access Top-Tier Venture FOF Pricing/ Co-Invest. India Co-Invest. Private Equity FOF Special Situation Debt Fund Secondaries Dir & FOF Venture Debt Fund Hedge FOF International FOF Existing Sponsored Funds Potential Future Funds Existing Managed Funds Mezzanine and Distressed Debt

SVB Capital’s Growing Family of Funds Millions $0 $500 $1,000 $1,500 $2,000 $2,500 2002 2003 2004 2005 2006 2007 2008 2009 2010 Managed Fund of Funds Sponsored Debt Fund Managed Direct Funds SVB Financial Group Strategic Investment

Revenue Growth of $30 to $55 Million in 3-5 Years In 3-5 Years 2006 $11.5m $5.5m $4.6m $1.4m $30-55m Total Annual Revenues Management fees, gains & carried interest $8-10m Venture Debt Sponsored Funds 1.5 to1.75x Expected returns $14-33m Fund of Funds 1.5 to 2.0x Expected returns $8-12m Co-Investments 1.75 to 2.25x Expected returns

SVB Capital Provides Several Attractive Features Profitable, cash-flow positive business with predictable income stream from management fees Significant upside potential through investment appreciation and carried interest Diversification of SVB Financial Group earnings Significant growth potential based on synergies with SVB Private Equity and Global initiatives

SVB Financial Group Investor and Analyst Day Jack Jenkins-Stark Chief Financial Officer February 15, 2007 Nasdaq: SIVB

Key Themes Growing our existing business Creating and developing new income streams Improving our operating leverage and use of capital Other topics Recent financial highlights Net Interest Margin Guidance Efficiency Ratio Expense Control Capital Ratios Noninterest Income Minority interest

Strong Loan and Asset Growth Trends Continue Billions Average Loans, Net of Unearned Income Billions Client Funds $11.9 $13.0 $15.4 $19.3 $23.1 $1.8 $1.8 $2.0 $2.4 $2.9 $0 $1 $2 $3 2002 2003 2004 2005 2006 $3.4 $3.7 $4.2 $4.1 $8.5 $9.3 $11.2 $15.0 $19.0 $4.3 $0 $10 $20 2002 2003 2004 2005 2006 Period-end Deposits on Balance Sheet Period-end Client Directed Investment Assets, Sweep Money Market Funds and Client Investment Assets Under Management

Diversified Income Streams (1) Other Fee Income as a component of Noninterest Income consists of Letter of Credit and Standby Letter of Credit Income, Deposit Service Charges and Other Noninterest Income. Millions Millions Noninterest Income* Net Interest Income *Prior to 2004, FX income was included in the Derivatives line item $81.4 $71.9 $107.8 $117.5 $141.2 $30.3 $24.0 $26.9 $33.2 $44.3 $12.2 $22.0 $22.1 $11.6 ($10.7) $2.6 12.9 17.9 21.0 11.8 20.2 3.4 6.8 17.9 $29.6 $34.6 $37.4 $33.2 $43.7 $10.9 ($9.6) $5.2 $4.3 ($20) $0 $20 $40 $60 $80 $100 $120 $140 $160 2002 2003 2004 2005 2006 Client Investment Fees Corporate Finance Fees Net Gains (Losses) on Inv. Securities Foreign Exchange Fees Gains (losses) on Derivative Inst. Other (1) $352.5 $299.3 $229.5 $183.1 $191.8 $0 $50 $100 $150 $200 $250 $300 $350 $400 2002 2003 2004 2005 2006

Our NIM is Among the Highest in the Industry Key Drivers Loan growth - increasing loan to deposit ratio, loan volume and short-term rate increases affect NIM Loan mix – portfolio includes a variety of loan types with interest rates ranging from 7% to 13%; changes in mix impact NIM Deposits – changes in deposits affect our need to borrow and our cost of funds, as do short-term rate increases Fee amortization – early payoffs, recoveries and warrants impact the fee amortization component of interest income Net Interest Margin (NIM) 5.64% 5.39% 5.16% 6.46% 7.38% 0% 2% 4% 6% 8% 2002 2003 2004 2005 2006

Guidance: Improving Its Relevance Current Practice: Provide EPS range for coming quarter Provide broad non-specific quarterly guidance on key drivers of EPS Provide broad non-specific annual guidance on key drivers

Revised 2007 Guidance For the year ending December 31, 2007, we expect average loan growth in the mid-teens and total client fund growth in the low teens. We expect the decline of on-balance sheet deposits to slow to the low single digits. We expect noninterest income growth in the low teens. We expect noninterest expense to grow in the mid single digits. We also expect the provision for loan losses and unfunded credit commitments to be comparable to 2006.

Steady Improvement in Efficiency Ratio since 2003 For SVB – down 21% For SIVB – down 11% Business initiatives and compliance account for 10% Efficiency Ratio (excluding impairment charges) *Source: FDIC statistics on depository institutions 50% 55% 60% 65% 70% 75% 2002 2003 2004 2005 2006 SIVB SVB Silicon Valley Bank* Composite Average Composite Median

We Are Initiating a Company-wide Effort to Reduce and Better Manage Expenses Non-interest expense growth rate 12% in the last 2 years excluding impairment charges 10% excluding option expenses Goal: reduce non-interest expense growth rate by 50% Reducing expense growth rate to 5% will save $251 million over next four years How? Standardize products and right size customer service Consolidate and centralize customer support Evaluate redesign or elimination of all purchases, processes and projects that do not meet a clearly defined return hurdle Attention from senior management and Board

Capital Levels are Ahead of Both Regulatory Minimums and Peers *Peer ratios for 2006 are as of 9/30/06 Total Capital Tier 1 Capital 4% 6% 8% 10% 12% 14% 16% 18% 2002 2003 2004 2005 2006* Regulatory Min Peers SVB 4% 6% 8% 10% 12% 14% 16% 18% 2002 2003 2004 2005 2006* Regulatory Min Peers SVB

Plan to Improve Our Capital and Funding Structure 9% 3% LT Debt FHLB Advances LT 41% 12% ST Borrowings % of Equity & Funding % of Avg Assets December 2006 Capital and Funding Structure 30% 3% 1% 11% 100% 9% 3% 38% Total Equity and Funding Convertible Debt Capital Qualifying Instruments Hybrid Capital Total Equity 28% 9% LT Debt FHLB Advances LT Senior Debt 15% 5% ST Borrowings % of Equity & Funding % of Avg Assets December 2007 Capital and Funding Structure 33% 3% 6% 10% 100% 8% 19% 31% Total Equity and Funding Convertible Debt Capital Qualifying Instruments Hybrid Capital Subordinated Debt Total Equity

Reclassifications Provide Non-interest Income Visibility AMOUNTS PRIOR TO RECLASSIFICATIONS AMOUNTS AFTER RECLASSIFICATIONS For the three months ended For the year ended (Dollars in thousands) Dec. 31, 2006 Sept. 30, 2006 Dec. 31, 2005 Dec. 31, 2006 Dec. 31, 2005 Noninterest income: Client investment fees 12,181 11,555 9,354 44,345 33,255 Gains on derivative instruments, net 8,531 4,729 7,475 28,214 24,656 Gains on investment securities, net 7,814 1,645 3,435 13,478 4,307 Corporate finance fees 4,437 1,999 7,324 11,649 22,063 Letter of credit and standby let ter of credit income 2,334 2,617 2,589 9,943 10,007 Deposit service charges 2,924 2,747 2,488 10,159 9,805 Other 7,638 5,676 4,139 23,418 13,402 Total noninterest income 45,859 30,968 36,804 141,206 117,495 For the three months ended For the year ended (Dollars in thousands) Dec. 31, 2006 Sept. 30, 2006 Dec. 31, 2005 Dec. 31, 2006 Dec. 31, 2005 Noninterest income: Client investment fees 12,181 11,555 9,354 44,345 33,255 Foreign exchange fees 5,551 5,182 4,991 21,045 17,906 Gains on derivative instruments, net 7,181 3,240 2,706 18,2 43 6,750 Corporate finance fees 4,437 1,999 7,324 11,649 22,063 Deposit service charges 2,924 2,747 2,488 10,159 9,805 Letter of credit and standby letter of credit income 2,334 2,617 2,589 9,943 10,007 Gains ( losses ) on investment securities, net 3,7 60 (2,0 48) 3,435 2,551 4,307 Other 7,491 5,676 3,917 23,271 13,402 Total noninterest income 45,859 30,968 36,804 141,206 117,495

Improved Visibility Into Foreign Exchange Fees New line item: Foreign Exchange Fees Growth reflects increases in our clients’ offshore business activity Makes up 15% of noninterest income Millions $16.9 $21.1 $3.9 $5.2 $4.4 $5.1 $4.6 $5.2 $5.0 $5.6 $0 $5 $10 $15 $20 $25 2005 2006 Q1 Q2 Q3 Q4

Understanding the Impact of Consolidation is Increasingly Important Millions -$4 -$2 $0 $2 $4 $6 $8 $10 2004 2005 2006 Net Interest Income Noninterest Expense Noninterest Income Total Minority Interest

Summary Focused on leveraging our unique and strong platform to grow our business Broadening and deepening traditional commercial banking services Creating and developing new income streams New clients Improved cross-selling Growth in loan balances, fee income, deposits and total client funds Continuing high NIM Committed to improving our operating leverage and use of capital Continued emphasis on efficiency and expense control

SVB Financial Group Investor and Analyst Day Q&A February 15, 2007 Nasdaq: SIVB